UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 22, 2018

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 22, 2018. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 13 nominees for director were elected to serve a one-year term expiring at the Company’s 2019 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non- Votes
Dr. Wanda M. Austin	503,998,322	1,532,975	1,723,098	94,370,662
Mr. Robert A. Bradway	482,683,636	20,533,009	4,037,750	94,370,662
Dr. Brian J. Druker	503,925,059	1,533,025	1,796,311	94,370,662
Mr. Robert A. Eckert	501,741,752	3,699,625	1,813,018	94,370,662
Mr. Greg C. Garland	476,663,767	28,167,830	2,422,798	94,370,662
Mr. Fred Hassan	500,457,465	4,980,779	1,816,151	94,370,662
Dr. Rebecca M. Henderson	504,038,046	1,495,588	1,720,761	94,370,662
Mr. Frank C. Herringer	495,141,239	10,256,977	1,856,179	94,370,662
Mr. Charles M. Holley, Jr.	503,698,630	1,693,900	1,861,865	94,370,662
Dr. Tyler Jacks	503,383,287	2,095,894	1,775,214	94,370,662
Ms. Ellen J. Kullman	501,410,925	4,122,120	1,721,350	94,370,662
Dr. Ronald D. Sugar	500,052,710	5,358,047	1,843,638	94,370,662
Dr. R. Sanders Williams	502,911,983	2,505,438	1,836,974	94,370,662

Item 2 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	479,909,273
Against:	24,226,081
Abstain:	3,119,041
Broker Non-Votes:	94,370,662

Item 3 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018. No Broker Non-Votes resulted from the vote on this proposal.

For:	588,359,686
Against:	11,221,423
Abstain:	2,043,948

Item 4 - Stockholder Proposal

The stockholder proposal for an annual report on the extent to which risks related to public concern over drug pricing strategies are integrated into our executive incentive compensation was not approved.

For:	129,536,872
Against:	371,541,053
Abstain:	6,176,470
Broker Non-Votes:	94,370,662

No other matters were submitted for stockholder action.

A copy of the press release announcing the vote results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release, dated May 22, 2018

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated May 22, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 22, 2018	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Senior Vice President, General Counsel and Secretary